UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2017

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously reported, Pebblebrook Hotel Trust (the “Company”) held its 2017 Annual Meeting of Shareholders on June 30, 2017 (the “Annual Meeting”). Among other matters on which the Company’s shareholders voted at the Annual Meeting was a non-binding shareholder proposal to adopt a majority voting standard in uncontested elections of trustees. The Board of Trustees of the Company (the “Board”) recommended that the Company’s shareholders vote for the proposal, and the proposal was approved by over 98% of the votes cast.
Majority Voting Standard for Uncontested Elections of Trustees. In response to the results of the vote on the proposal, the Board approved an amendment (the “Amendment”), effective July 19, 2017, to the Amended and Restated Bylaws of the Company (the “Bylaws”) to implement a majority voting standard for the election of trustees in uncontested elections, retaining the plurality standard for elections in which the number of trustee nominees exceeds the number of trustees to be elected. Pursuant to the Amendment, and under the Bylaws as amended by the Amendment, in uncontested elections of trustees, trustee nominees will be elected by the vote of a majority of the votes cast with respect to the nominee, which means that the number of votes cast for a trustee nominee must exceed the number of votes cast against the nominee.
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on November 14, 2016 (File No. 001‑34571)).
3.2†	First Amendment to the Amended and Restated Bylaws of the Company.
_____________________
† Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

July 21, 2017	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on November 14, 2016 (File No. 001‑34571)).
3.2†	First Amendment to the Amended and Restated Bylaws of the Company.
_____________________
† Filed herewith.